Press Release February 25, 2014

HollyFrontier Corporation Reports Quarterly Net Income

Dallas, Texas, February 25, 2014 ‑‑ HollyFrontier Corporation (NYSE-HFC) (“HollyFrontier” or the “Company”) today reported fourth quarter net income attributable to HollyFrontier stockholders of $62.9 million or $0.31 per diluted share for the quarter ended December 31, 2013, compared to $391.6 million or $1.92 per diluted share for the quarter ended December 31, 2012. For the year ended December 31, 2013, net income attributable to HollyFrontier stockholders totaled $735.8 million or $3.64 per diluted share compared to $1,727.2 million or $8.38 per diluted share for the year ended December 31, 2012.

For the fourth quarter, net income attributable to our stockholders decreased by $328.7 million compared to the same period of 2012, principally reflecting lower fourth quarter refining margins. Refinery gross margins were $10.96 per produced barrel, a 54% decrease compared to $24.00 for the fourth quarter of 2012. Production levels averaged approximately 403,000 barrels per day (“BPD”) and crude oil charges averaged approximately 371,000 BPD for the current quarter. Operating expenses for the quarter were $291.9 million or $6.41 per barrel compared to $296.8 million or $6.29 per barrel for the fourth quarter of last year.

HollyFrontier’s President & CEO, Mike Jennings, commented, “Inland refined product margins remained tight during the quarter relative to prior year highs, driving a disappointing year-over-year decrease in fourth quarter earnings. However, crack spreads have rebounded from recent lows and margins in 2014 to date reflect a more balanced market than we experienced during the fourth quarter. Looking forward, we anticipate more stable refining operations in 2014 as we concluded a year of unusually high turnaround and maintenance activity in 2013. Additionally, we believe that the structural crude advantages experienced by our inland refineries will continue to provide us with a product margin advantage as we go forward.”

For the fourth quarter of 2013, net cash provided by operations totaled $67.0 million. During the period, we declared $0.30 regular and $0.50 special dividends to shareholders totaling approximately $160.0 million. At December 31, 2013, our combined balance of cash and short-term investments totaled $1.7 billion and our consolidated debt was $1.0 billion. Our debt, exclusive of Holly Energy Partners' debt which is nonrecourse to HollyFrontier, was $189.9 million at December 31, 2013. We had no cash borrowings or outstanding principal under our credit facility during the quarter.

The Company has scheduled a webcast conference call for today, February 25, 2014, at 8:30 AM Eastern Time to discuss fourth quarter financial results. This webcast may be accessed at: https://event.webcasts.com/starthere.jsp?ei=1028412. An audio archive of this webcast will be available using the above noted link through March 11, 2014.

HollyFrontier Corporation, headquartered in Dallas, Texas, is an independent petroleum refiner and marketer that produces high-value light products such as gasoline, diesel fuel, jet fuel and other specialty products. HollyFrontier operates through its subsidiaries a 135,000 barrels per stream day (“bpsd”) refinery located in El Dorado, Kansas, two refinery facilities with a combined capacity of 125,000 bpsd located in Tulsa, Oklahoma, a 100,000 bpsd refinery located in Artesia, New Mexico, a 52,000 bpsd refinery located in Cheyenne, Wyoming and a 31,000 bpsd refinery in Woods Cross, Utah. HollyFrontier markets its refined products principally in the Southwest U.S., the Rocky Mountains extending into the Pacific Northwest and in other neighboring Plains states. A subsidiary of HollyFrontier also owns a 39% interest (including the general partner interest) in Holly Energy Partners, L.P.

The following is a “safe harbor” statement under the Private Securities Litigation Reform Act of 1995: The statements in this press release relating to matters that are not historical facts are “forward-looking statements” based on management’s beliefs and assumptions using currently available information and expectations as of the date hereof, are not guarantees of future performance and involve certain risks and uncertainties, including those contained in our filings with the Securities and Exchange Commission. Although we believe that the expectations reflected in these forward-looking statements are reasonable, we cannot assure you that our expectations will prove correct. Therefore, actual outcomes and results could materially differ from what is expressed, implied or forecast in such statements. Any differences could be caused by a number of factors, including, but not limited to, risks and uncertainties with respect to the actions of actual or potential competitive suppliers of refined petroleum products in the Company’s markets, the demand for and supply of crude oil and refined products, the spread between market prices for refined products and market prices for crude oil, the possibility of constraints on the transportation of refined products, the possibility of inefficiencies, curtailments or shutdowns in refinery operations or pipelines, effects of governmental and environmental regulations and policies, the availability and cost of financing to the Company, the effectiveness of the Company’s capital investments and marketing strategies, the Company’s efficiency in carrying out construction projects, the ability of the Company to acquire refined product operations or pipeline and terminal operations on acceptable terms and to integrate any future acquired operations, the possibility of terrorist attacks and the consequences of any such attacks, general economic conditions and other financial, operational and legal risks and uncertainties detailed from time to time in the Company’s Securities and Exchange Commission filings. The forward-looking statements speak only as of the date made and, other than as required by law, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

RESULTS OF OPERATIONS

Financial Data (all information in this release is unaudited)

	Three Months Ended December 31,		Change from 2012
	2013	2012	Change	Percent
	(In thousands, except per share data)
Sales and other revenues	$4,826,801	$5,147,507	$(320,706)	(6.2)%
Operating costs and expenses:
Cost of products sold	4,332,894	4,073,226	259,668	6.4
Operating expenses	291,891	296,754	(4,863)	(1.6)
General and administrative expenses	35,828	39,680	(3,852)	(9.7)
Depreciation and amortization	79,065	64,706	14,359	22.2
Total operating costs and expenses	4,739,678	4,474,366	265,312	5.9
Income from operations	87,123	673,141	(586,018)	(87.1)
Other income (expense):
Earnings (loss) of equity method investments	(1,201)	468	(1,669)	(356.6)
Interest income	1,765	1,426	339	23.8
Interest expense	(12,982)	(22,826)	9,844	(43.1)
	(12,418)	(20,932)	8,514	(40.7)
Income before income taxes	74,705	652,209	(577,504)	(88.5)
Income tax provision	4,911	252,216	(247,305)	(98.1)
Net income	69,794	399,993	(330,199)	(82.6)
Less net income attributable to noncontrolling interest	6,892	8,389	(1,497)	(17.8)
Net income attributable to HollyFrontier stockholders	$62,902	$391,604	$(328,702)	(83.9)%
Earnings per share attributable to HollyFrontier stockholders:
Basic	$0.32	$1.92	$(1.60)	(83.3)%
Diluted	$0.31	$1.92	$(1.61)	(83.9)%
Cash dividends declared per common share	$0.80	$0.70	$0.10	14.3%
Average number of common shares outstanding:
Basic	198,371	202,480	(4,109)	(2.0)%
Diluted	199,311	203,498	(4,187)	(2.1)%
EBITDA	$158,095	$729,926	$(571,831)	(78.3)%

	Years Ended December 31,			Change from 2012
	2013	2012		Change	Percent
	(In thousands, except per share data)
Sales and other revenues	$20,160,560	$20,090,724		$69,836	0.3%
Operating costs and expenses:
Cost of products sold	17,392,227	15,840,643		1,551,584	9.8
Operating expenses	1,090,850	994,966		95,884	9.6
General and administrative expenses	127,963	128,101		(138)	(0.1)
Depreciation and amortization	303,446	242,868		60,578	24.9
Total operating costs and expenses	18,914,486	17,206,578		1,707,908	9.9
Income from operations	1,246,074	2,884,146		(1,638,072)	(56.8)
Other income (expense):
Earnings (loss) of equity method investments	(2,072)	2,923		(4,995)	(170.9)
Interest income	5,556	4,786		770	16.1
Interest expense	(68,050)	(104,186)		36,136	(34.7)
Loss on early extinguishment of debt	(22,109)	—	—	(22,109)	—
Gain on sale of marketable securities	—	326		(326)	—
	(86,675)	(96,151)		9,476	(9.9)
Income before income taxes	1,159,399	2,787,995		(1,628,596)	(58.4)
Income tax provision	391,576	1,027,962		(636,386)	(61.9)
Net income	767,823	1,760,033		(992,210)	(56.4)
Less net income attributable to noncontrolling interest	31,981	32,861		(880)	(2.7)
Net income attributable to HollyFrontier stockholders	$735,842	$1,727,172		$(991,330)	(57.4)%
Earnings per share attributable to HollyFrontier stockholders:
Basic	$3.66	$8.41		$(4.75)	(56.5)%
Diluted	$3.64	$8.38		$(4.74)	(56.6)%
Cash dividends declared per common share	$3.20	$3.10		$0.10	3.2%
Average number of common shares outstanding:
Basic	200,419	204,379		(3,960)	(1.9)%
Diluted	201,234	205,274		(4,040)	(2.0)%
EBITDA	$1,515,467	$3,097,402		$(1,581,935)	(51.1)%

Balance Sheet Data

	December 31,
	2013	2012
	(In thousands)
Cash, cash equivalents and investments in marketable securities	$1,665,263	$2,393,401
Working capital	$2,221,954	$2,815,821
Total assets	$10,056,739	$10,328,997
Long-term debt	$997,519	$1,336,238
Total equity	$6,609,398	$6,642,658

Segment Information

Our operations are organized into two reportable segments, Refining and HEP. Our operations that are not included in the Refining and HEP segments are included in Corporate and Other. Intersegment transactions are eliminated in our consolidated financial statements and are included in Consolidations and Eliminations. The Refining segment includes the operations of our El Dorado, Tulsa, Navajo, Cheyenne and Woods Cross refineries and NK Asphalt and involves the purchase and refining of crude oil and wholesale and branded marketing of refined products, such as gasoline, diesel fuel, jet fuel, specialty lubricant products, and specialty and modified asphalt. The petroleum products are primarily marketed in the Mid-Continent, Southwest and Rocky Mountain regions of the United States and northern Mexico. Additionally, specialty lubricant products produced at our Tulsa West facility are marketed throughout North America and are distributed in Central and South America. NK Asphalt manufactures and markets asphalt and asphalt products in Arizona, New Mexico, Oklahoma, Kansas, Missouri, Texas and northern Mexico.

The HEP segment involves all of the operations of HEP, a consolidated variable interest entity, which owns and operates logistics assets consisting of petroleum product and crude oil pipelines and terminal, tankage and loading rack facilities in the Mid-Continent, Southwest and Rocky Mountain regions of the United States. Revenues are generated by charging tariffs for transporting petroleum products and crude oil through its pipelines and by charging fees for terminalling petroleum products and other hydrocarbons, and storing and providing other services at its storage tanks and terminals. The HEP segment also includes a 75% interest in the UNEV Pipeline (an HEP consolidated subsidiary) and a 25% interest in the SLC Pipeline. Revenues from the HEP segment are earned through transactions with unaffiliated parties for pipeline transportation, rental and terminalling operations as well as revenues relating to pipeline transportation services provided for our refining operations.

	Refining	HEP	Corporate and Other	Consolidations and Eliminations	Consolidated Total
	(In thousands)
Three Months Ended December 31, 2013
Sales and other revenues	$4,811,182	$77,823	$260	$(62,464)	$4,826,801
Depreciation and amortization	$61,016	$16,291	$1,965	$(207)	$79,065
Income (loss) from operations	$92,672	$31,175	$(36,183)	$(541)	$87,123
Capital expenditures	$112,697	$20,757	$5,484	$—	$138,938

Three Months Ended December 31, 2012
Sales and other revenues	$5,135,106	$81,251	$136	$(68,986)	$5,147,507
Depreciation and amortization	$48,160	$15,500	$1,253	$(207)	$64,706
Income (loss) from operations	$677,735	$32,880	$(36,941)	$(533)	$673,141
Capital expenditures	$106,840	$15,627	$5,259	$—	$127,726

Year Ended December 31, 2013
Sales and other revenues	$20,105,443	$307,053	$1,314	$(253,250)	$20,160,560
Depreciation and amortization	$233,182	$64,701	$6,391	$(828)	$303,446
Income (loss) from operations	$1,237,687	$133,522	$(123,030)	$(2,105)	$1,246,074
Capital expenditures	$344,113	$51,856	$29,158	$—	$425,127

Year Ended December 31, 2012
Sales and other revenues	$20,042,955	$288,501	$1,048	$(241,780)	$20,090,724
Depreciation and amortization	$181,247	$57,789	$4,660	$(828)	$242,868
Income (loss) from operations	$2,879,383	$133,723	$(126,840)	$(2,120)	$2,884,146
Capital expenditures	$278,705	$44,929	$11,629	$—	$335,263

December 31, 2013
Cash, cash equivalents and investments in marketable securities	$1,860	$6,352	$1,657,051	$—	$1,665,263
Total assets	$7,094,558	$1,413,908	$1,881,119	$(332,846)	$10,056,739
Long-term debt	$—	$807,630	$189,889	$—	$997,519

December 31, 2012
Cash, cash equivalents and investments in marketable securities	$2,101	$5,237	$2,386,063	$—	$2,393,401
Total assets	$6,702,872	$1,426,800	$2,531,967	$(332,642)	$10,328,997
Long-term debt	$—	$864,673	$471,565	$—	$1,336,238

Refining Operating Data

The following tables set forth information, including non-GAAP performance measures about our refinery operations. The cost of products and refinery gross margin do not include the effect of depreciation and amortization. Reconciliations to amounts reported under GAAP are provided under “Reconciliations to Amounts Reported Under Generally Accepted Accounting Principles” below.

	Three Months Ended December 31,		Years Ended December 31,
	2013	2012	2013	2012
Mid-Continent Region (El Dorado and Tulsa Refineries)
Crude charge (BPD) (1)	245,140	237,190	234,930	248,360
Refinery throughput (BPD) (2)	270,060	267,970	257,030	269,760
Refinery production (BPD) (3)	267,490	264,740	251,470	263,310
Sales of produced refined products (BPD)	270,580	269,350	247,030	254,350
Sales of refined products (BPD) (4)	288,700	272,790	269,790	258,020
Refinery utilization (5)	94.3%	91.2%	90.4%	95.5%

Average per produced barrel (6)
Net sales	$108.62	$116.42	$115.63	$119.19
Cost of products (7)	97.95	93.77	99.35	95.77
Refinery gross margin	10.67	22.65	16.28	23.42
Refinery operating expenses (8)	5.27	5.12	5.50	4.83
Net operating margin	$5.40	$17.53	$10.78	$18.59

Refinery operating expenses per throughput barrel (9)	$5.28	$5.15	$5.29	$4.55

Feedstocks:
Sweet crude oil	63%	70%	69%	70%
Sour crude oil	10%	6%	6%	8%
Heavy sour crude oil	18%	13%	16%	14%
Other feedstocks and blends	9%	11%	9%	8%
Total	100%	100%	100%	100%

Sales of produced refined products:
Gasolines	50%	51%	47%	48%
Diesel fuels	29%	30%	31%	29%
Jet fuels	8%	8%	8%	9%
Fuel oil	1%	1%	1%	1%
Asphalt	2%	3%	3%	2%
Lubricants	4%	3%	4%	5%
LPG and other	6%	4%	6%	6%
Total	100%	100%	100%	100%

	Three Months Ended December 31,		Years Ended December 31,
	2013	2012	2013	2012
Southwest Region (Navajo Refinery)
Crude charge (BPD) (1)	74,370	99,610	87,910	93,830
Refinery throughput (BPD) (2)	83,360	110,740	97,310	103,120
Refinery production (BPD) (3)	81,380	106,280	94,490	100,810
Sales of produced refined products (BPD)	88,570	104,220	94,830	99,160
Sales of refined products (BPD) (4)	94,930	111,100	104,320	104,620
Refinery utilization (5)	74.4%	99.6%	87.9%	93.8%

Average per produced barrel (6)
Net sales	$113.14	$119.77	$117.79	$122.62
Cost of products (7)	103.62	91.06	103.88	95.70
Refinery gross margin	9.52	28.71	13.91	26.92
Refinery operating expenses (8)	6.70	7.48	6.04	6.07
Net operating margin	$2.82	$21.23	$7.87	$20.85

Refinery operating expenses per throughput barrel (9)	$7.12	$7.04	$5.89	$5.84

Feedstocks:
Sweet crude oil	6%	3%	8%	2%
Sour crude oil	74%	72%	72%	77%
Heavy sour crude oil	9%	15%	11%	12%
Other feedstocks and blends	11%	10%	9%	9%
Total	100%	100%	100%	100%

Sales of produced refined products:
Gasolines	53%	51%	51%	51%
Diesel fuels	38%	39%	39%	38%
Fuel oil	5%	6%	6%	6%
Asphalt	1%	1%	1%	2%
LPG and other	3%	3%	3%	3%
Total	100%	100%	100%	100%

Rocky Mountain Region (Cheyenne and Woods Cross Refineries)
Crude charge (BPD) (1)	51,380	71,100	64,680	73,020
Refinery throughput (BPD) (2)	57,490	78,830	70,440	80,860
Refinery production (BPD) (3)	54,550	75,500	67,860	78,610
Sales of produced refined products (BPD)	57,650	72,130	68,870	77,550
Sales of refined products (BPD) (4)	62,550	79,150	72,280	80,980
Refinery utilization (5)	61.9%	85.7%	77.9%	88%

	Three Months Ended December 31,		Years Ended December 31,
	2013	2012	2013	2012
Rocky Mountain Region (Cheyenne and Woods Cross Refineries)
Average per produced barrel (6)
Net sales	$105.71	$112.94	$112.49	$116.44
Cost of products (7)	91.12	90.69	94.63	89.29
Refinery gross margin	14.59	22.25	17.86	27.15
Refinery operating expenses (8)	11.29	8.92	8.65	6.91
Net operating margin	$3.30	$13.33	$9.21	$20.24

Refinery operating expenses per throughput barrel (9)	$11.32	$8.16	$8.46	$6.63

Feedstocks:
Sweet crude oil	41%	49%	43%	47%
Sour crude oil	2%	1%	1%	1%
Heavy sour crude oil	29%	31%	34%	31%
Black wax crude oil	18%	9%	14%	11%
Other feedstocks and blends	10%	10%	8%	10%
Total	100%	100%	100%	100%

Sales of produced refined products:
Gasolines	62%	53%	56%	55%
Diesel fuels	26%	36%	30%	32%
Jet fuels	1%	—%	1%	—%
Fuel oil	1%	2%	1%	2%
Asphalt	4%	3%	5%	5%
LPG and other	6%	6%	7%	6%
Total	100%	100%	100%	100%

Consolidated
Crude charge (BPD) (1)	370,890	407,900	387,520	415,210
Refinery throughput (BPD) (2)	410,910	457,540	424,780	453,740
Refinery production (BPD) (3)	403,420	446,520	413,820	442,730
Sales of produced refined products (BPD)	416,800	445,700	410,730	431,060
Sales of refined products (BPD) (4)	446,180	463,040	446,390	443,620
Refinery utilization (5)	83.7%	92.1%	87.5%	93.7%

Average per produced barrel (6)
Net sales	$109.17	$116.64	$115.60	$119.48
Cost of products (7)	98.21	92.64	99.61	94.59
Refinery gross margin	10.96	24.00	15.99	24.89
Refinery operating expenses (8)	6.41	6.29	6.15	5.49
Net operating margin	$4.55	$17.71	$9.84	$19.40

Refinery operating expenses per throughput barrel (9)	$6.50	$6.12	$5.95	$5.22

Feedstocks:
Sweet crude oil	48%	50%	52%	51%
Sour crude oil	22%	21%	21%	22%
Heavy sour crude oil	18%	16%	17%	17%
Black wax crude oil	2%	2%	2%	2%
Other feedstocks and blends	10%	11%	8%	8%
Total	100%	100%	100%	100%

	Three Months Ended December 31,		Years Ended December 31,
	2013	2012	2013	2012
Consolidated
Sales of produced refined products:
Gasolines	52%	51%	50%	50%
Diesel fuels	30%	33%	33%	31%
Jet fuels	6%	5%	5%	6%
Fuel oil	2%	2%	2%	2%
Asphalt	2%	3%	3%	3%
Lubricants	3%	2%	2%	3%
LPG and other	5%	4%	5%	5%
Total	100%	100%	100%	100%

(1)	Crude charge represents the barrels per day of crude oil processed at our refineries.

(2)	Refinery throughput represents the barrels per day of crude and other refinery feedstocks input to the crude units and other conversion units at our refineries.

(3)	Refinery production represents the barrels per day of refined products yielded from processing crude and other refinery feedstocks through the crude units and other conversion units at our refineries.

(4)	Includes refined products purchased for resale.

(5)	Represents crude charge divided by total crude capacity (BPSD). Our consolidated crude capacity is 443,000 BPSD.

(6)
Represents average per barrel amount for produced refined products sold, which is a non-GAAP measure. Reconciliations to amounts reported under GAAP are provided under “Reconciliations to Amounts Reported Under Generally Accepted Accounting Principles” below.

(7)	Transportation, terminal and refinery storage costs billed from HEP are included in cost of products.

(8)	Represents operating expenses of our refineries, exclusive of depreciation and amortization and pension settlement costs.

(9)	Represents refinery operating expenses, exclusive of depreciation and amortization and pension settlement costs, divided by refinery throughput.

Reconciliations to Amounts Reported Under Generally Accepted Accounting Principles

Reconciliations of earnings before interest, taxes, depreciation and amortization (“EBITDA”) to amounts reported under generally accepted accounting principles in financial statements.

Earnings before interest, taxes, depreciation and amortization, which we refer to as EBITDA, is calculated as net income attributable to HollyFrontier stockholders plus (i) interest expense, net of interest income, (ii) income tax provision, and (iii) depreciation and amortization. EBITDA is not a calculation provided for under accounting principles generally accepted in the United States; however, the amounts included in the EBITDA calculation are derived from amounts included in our consolidated financial statements. EBITDA should not be considered as an alternative to net income or operating income as an indication of our operating performance or as an alternative to operating cash flow as a measure of liquidity. EBITDA is not necessarily comparable to similarly titled measures of other companies. EBITDA is presented here because it is a widely used financial indicator used by investors and analysts to measure performance. EBITDA is also used by our management for internal analysis and as a basis for financial covenants.

Set forth below is our calculation of EBITDA.

	Three Months Ended December 31,		Years Ended December 31,
	2013	2012	2013	2012
	(In thousands)

Net income attributable to HollyFrontier stockholders	$62,902	$391,604	$735,842	$1,727,172
Add income tax provision	4,911	252,216	391,576	1,027,962
Add interest expense (1)	12,982	22,826	90,159	104,186
Subtract interest income	(1,765)	(1,426)	(5,556)	(4,786)
Add depreciation and amortization	79,065	64,706	303,446	242,868
EBITDA	$158,095	$729,926	$1,515,467	$3,097,402

(1) Includes loss on early extinguishment of debt of $22.1 million for the year ended December 31, 2013.

Reconciliations of refinery operating information (non-GAAP performance measures) to amounts reported under generally accepted accounting principles in financial statements.

Refinery gross margin and net operating margin are non-GAAP performance measures that are used by our management and others to compare our refining performance to that of other companies in our industry. We believe these margin measures are helpful to investors in evaluating our refining performance on a relative and absolute basis.

Refinery gross margin per barrel is the difference between average net sales price and average cost of products per barrel of produced refined products. Net operating margin per barrel is the difference between refinery gross margin and refinery operating expenses per barrel of produced refined products. These two margins do not include the effect of depreciation and amortization. Each of these component performance measures can be reconciled directly to our consolidated statements of income.

Other companies in our industry may not calculate these performance measures in the same manner.

Refinery Gross and Net Operating Margins

Below are reconciliations to our consolidated statements of income for (i) net sales, cost of products and operating expenses, in each case averaged per produced barrel sold, and (ii) net operating margin and refinery gross margin. Due to rounding of reported numbers, some amounts may not calculate exactly.

Reconciliation of produced refined product sales to total sales and other revenues

	Three Months Ended December 31,		Years Ended December 31,
	2013	2012	2013	2012
	(Dollars in thousands, except per barrel amounts)

Consolidated
Average sales price per produced barrel sold	$109.17	$116.64	$115.60	$119.48
Times sales of produced refined products (BPD)	416,800	445,700	410,730	431,060
Times number of days in period	92	92	365	366
Produced refined product sales	$4,186,189	$4,782,753	$17,330,342	$18,850,116

Total produced refined product sales	$4,186,189	$4,782,753	$17,330,342	$18,850,116
Add refined product sales from purchased products and rounding (1)	301,428	194,364	1,581,395	572,206
Total refined product sales	4,487,617	4,977,117	18,911,737	19,422,322
Add direct sales of excess crude oil (2)	294,068	127,935	1,052,915	505,971
Add other refining segment revenue (3)	29,497	30,054	140,791	114,662
Total refining segment revenue	4,811,182	5,135,106	20,105,443	20,042,955
Add HEP segment sales and other revenues	77,823	81,251	307,053	288,501
Add corporate and other revenues	260	136	1,314	1,048
Subtract consolidations and eliminations	(62,464)	(68,986)	(253,250)	(241,780)
Sales and other revenues	$4,826,801	$5,147,507	$20,160,560	$20,090,724

Reconciliation of average cost of products per produced barrel sold to total cost of products sold

	Three Months Ended December 31,		Years Ended December 31,
	2013	2012	2013	2012
	(Dollars in thousands, except per barrel amounts)
Consolidated
Average cost of products per produced barrel sold	$98.21	$92.64	$99.61	$94.59
Times sales of produced refined products (BPD)	416,800	445,700	410,730	431,060
Times number of days in period	92	92	365	366
Cost of products for produced products sold	$3,765,921	$3,798,648	$14,933,178	$14,923,271

Total cost of products for produced products sold	$3,765,921	$3,798,648	$14,933,178	$14,923,271
Add refined product costs from purchased products sold and rounding (1)	301,590	194,459	1,553,476	572,755
Total cost of refined products sold	4,067,511	3,993,107	16,486,654	15,496,026
Add crude oil cost of direct sales of excess crude oil (2)	303,418	124,995	1,048,224	492,790
Add other refining segment cost of products sold (4)	23,307	23,011	106,241	90,132
Total refining segment cost of products sold	4,394,236	4,141,113	17,641,119	16,078,948
Subtract consolidations and eliminations	(61,342)	(67,887)	(248,892)	(238,305)
Costs of products sold (exclusive of depreciation and amortization)	$4,332,894	$4,073,226	$17,392,227	$15,840,643

Reconciliation of average refinery operating expenses per produced barrel sold to total operating expenses

	Three Months Ended December 31,		Years Ended December 31,
	2013	2012	2013	2012
	(Dollars in thousands, except per barrel amounts)
Consolidated
Average refinery operating expenses per produced barrel sold	$6.41	$6.29	$6.15	$5.49
Times sales of produced refined products (BPD)	416,800	445,700	410,730	431,060
Times number of days in period	92	92	365	366
Refinery operating expenses for produced products sold	$245,795	$257,918	$921,986	$866,146

Total refinery operating expenses for produced products sold	$245,795	$257,918	$921,986	$866,146
Add refining segment pension settlement costs	6,867	—	31,657	—
Add other refining segment operating expenses and rounding (5)	10,596	10,180	39,812	37,231
Total refining segment operating expenses	263,258	268,098	993,455	903,377
Add HEP segment operating expenses	27,355	27,596	97,081	89,395
Add corporate and other costs	1,652	1,419	1,739	2,721
Subtract consolidations and eliminations	(374)	(359)	(1,425)	(527)
Operating expenses (exclusive of depreciation and amortization)	$291,891	$296,754	$1,090,850	$994,966

Reconciliation of net operating margin per barrel to refinery gross margin per barrel to total sales and other revenues

	Three Months Ended December 31,		Years Ended December 31,
	2013	2012	2013	2012
	(Dollars in thousands, except per barrel amounts)
Consolidated
Net operating margin per barrel	$4.55	$17.71	$9.84	$19.40
Add average refinery operating expenses per produced barrel	6.41	6.29	6.15	5.49
Refinery gross margin per barrel	10.96	24.00	15.99	24.89
Add average cost of products per produced barrel sold	98.21	92.64	99.61	94.59
Average sales price per produced barrel sold	$109.17	$116.64	$115.60	$119.48
Times sales of produced refined products (BPD)	416,800	445,700	410,730	431,060
Times number of days in period	92	92	365	366
Produced refined product sales	$4,186,189	$4,782,753	$17,330,342	$18,850,116

Total produced refined product sales	$4,186,189	$4,782,753	$17,330,342	$18,850,116
Add refined product sales from purchased products and rounding (1)	301,428	194,364	1,581,395	572,206
Total refined product sales	4,487,617	4,977,117	18,911,737	19,422,322
Add direct sales of excess crude oil (2)	294,068	127,935	1,052,915	505,971
Add other refining segment revenue (3)	29,497	30,054	140,791	114,662
Total refining segment revenue	4,811,182	5,135,106	20,105,443	20,042,955
Add HEP segment sales and other revenues	77,823	81,251	307,053	288,501
Add corporate and other revenues	260	136	1,314	1,048
Subtract consolidations and eliminations	(62,464)	(68,986)	(253,250)	(241,780)
Sales and other revenues	$4,826,801	$5,147,507	$20,160,560	$20,090,724

(1)	We purchase finished products when opportunities arise that provide a profit on the sale of such products, or to meet delivery commitments.

(2)
We purchase crude oil that at times exceeds the supply needs of our refineries. Quantities in excess of our needs are sold at market prices to purchasers of crude oil that are recorded on a gross basis with the sales price recorded as revenues and the corresponding acquisition cost as inventory and then upon sale as cost of products sold. Additionally, at times we enter into buy/sell exchanges of crude oil with certain parties to facilitate the delivery of quantities to certain locations that are netted at carryover cost.

(3)	Other refining segment revenue includes the incremental revenues associated with NK Asphalt and miscellaneous revenue.

(4)	Other refining segment cost of products sold includes the incremental cost of products for NK Asphalt and miscellaneous costs.

(5)	Other refining segment operating expenses include the marketing costs associated with our refining segment and the operating expenses of NK Asphalt.

FOR FURTHER INFORMATION, Contact:

Douglas S. Aron, Executive Vice President and
Chief Financial Officer
Julia Heidenreich, Vice President,
Investor Relations
HollyFrontier Corporation
214/954-6510